Exhibit 10.13

YA GLOBAL INVESTMENTS, L.P.
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07092

                                                                                December 11, 2007

SmarTire Systems Inc.
Richmond Corporate Centre
Suite 150-13151 Vanier Place
Richmond, British Columbia
Canada V6V 2J1
Attention: Jeff Finkelstein, Chief Financial Officer

Dear Mr. Finkelstein:

It has come to our attention that there is a typographical error regarding the interest rate in the convertible debenture number SMTR-6-2 (the “Debenture”) issued November 30, 2007, by SmarTire Systems Inc. (“SmarTire”) to Xentenial Holdings Limited.  As you know the term sheet for the transaction reflected an interest rate of twelve percent (12%), but the Debenture contains an interest rate of ten percent (10%).

Your signature below represents SmarTire’s consent to amend the Debenture to reflect substitute a 12% interest rate for the rate currently set forth in the Debenture, effective as of the date of the Debenture.  As modified herein, the Debenture remains in full force and effect.

SMARTIRE SYSTEMS INC.

By: /s/Jeff Finkelstein
Name: Jeff Finkelstein
Title: Chief Financial Officer

cc:  Ethan Minsky, Esq.